UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   February 18, 2003

                                -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                               0-30275               23-3057155
------------------------        -------------------          -------------------
(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                  File Number)              Identification No.)

One Logan Square
130 N. 18th St., Suite 2615
Philadelphia, PA                                                19103
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:       (215) 557-7488

                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant

     Effective February 18, 2003, I-trax, Inc, a Delaware corporation, engaged Goldstein Golub Kessler LLP as the principal accountant to audit I-trax's 2002 financial statements. The decision to engage Goldstein Golub Kessler LLP was recommended and approved by the Audit Committee of I-trax's Board of Directors.

     Neither I-trax nor anyone on its behalf consulted Goldstein Golub Kessler LLP regarding the application of accounting principals to a specific completed or contemplated transaction or regarding the type of audit opinion that Goldstein Golub Kessler LLP would render on I-trax's financial statements prior to this engagement.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           I-TRAX, INC.



Date:  February 19, 2003                   By:      /s/ Anthony Tomaro
                                               -------------------------------
                                           Name:   Anthony Tomaro
                                           Title:     Chief Financial Officer